UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________________________________________________

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____________________________________________________________

WAFD, INC.
(Name of Registrant as Specified In Its Charter)
____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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425 PIKE STREET
SEATTLE, WASHINGTON 98101-2334
(800) 324-9375

SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To be Held on February 11, 2025

January 28, 2025
Dear Shareholder:

Our 2025 Annual Meeting of Shareholders will be held live via the internet on Tuesday February 11, 2025 at, 8:00 a.m. Pacific Time. To attend the meeting online please visit www.virtualshareholdermeeting.com/WAFD2025.

In connection with the Annual Meeting, shareholders will be asked to consider and vote upon a number of proposals, including a proposal to approve the WaFd, Inc. 2025 Stock Incentive Plan, which is Proposal No. 2 in our definitive proxy statement filed with the Securities and Exchange Commission on December 23, 2024. The Board of Directors recommends a vote FOR the approval of the WaFd, Inc. 2025 Stock Incentive Plan (“2025 plan”).

We are pleased to note that Glass Lewis & Co. Inc. is supporting the approval of the 2025 plan. In contrast, Institutional Shareholder Services (“ISS”) has issued an unfavorable recommendation on approval of the 2025 plan. In response to ISS’s concerns and to increase the likelihood that shareholders will vote in favor of and approve the 2025 plan, the Board of Directors, upon recommendation of management, approved certain revisions to the WaFd, Inc. 2025 Stock Incentive Plan to fix the number of shares of our common stock reserved for issuance under the 2025 plan to 3,250,000 shares, require minimum one year vesting periods for all awards to employees, and eliminate the Compensation Committee’s discretionary authority to accelerate vesting of unvested awards. Further information about this action can be found in the attached supplemental materials.

The 2025 plan contains several features that are consistent with protecting the interests of our shareholders and sound corporate governance practices. These features are described in detail in the proxy statement and this supplement, but we would again like to briefly highlight the following provisions:

•No evergreen provision
•Not excessively dilutive
•Minimum vesting and performance period requirements for all employee awards
•No dividend payments on unvested option awards
•No reload provisions

Talented, motivated and effective employees, non-employee directors and consultants are essential to executing our business strategies and the 2025 plan will be a critically important tool for recruiting and retaining highly qualified personnel. Accordingly, we strongly believe that our 2025 plan, as revised, is in the best interests of our shareholders and we respectfully ask for your vote FOR Proposal No. 2

Any proxy previously submitted on Proposal No. 2 will be voted at the Annual Meeting in accordance with such proxy. If any shareholder has already returned his or her properly executed proxy card or voted via the internet or by telephone and would like to change his or her vote on any matter, such shareholder may revoke his or her proxy before it is voted at the Annual Meeting by filling out the electronic proxy card at www.proxyvote.com, calling the toll-free number for telephone voting that can be found on your proxy card (800-690-6903), or by attending the annual meeting at www.virtualshareholdermeeting.com/WAFD2025.

To be valid, your vote by internet, telephone or mail must be received by 11:59 p.m., Eastern Time, on February 10, 2025. Detailed information regarding voting procedures can also be found in the Proxy Statement. If your stock is held in street name, you must follow the instructions of your broker, bank, or nominee as to how to change your vote. If any shareholder would like a new proxy card or has any questions, he or she should contact the Company’s Corporate Secretary in writing at WaFd, Inc. 425 Pike Street, Seattle, WA 98101 Attention: Corporate Secretary or call our proxy solicitor, MacKenzie Partners, Inc at 1-800-322-2885.

On behalf of the Board of Directors and management of WaFd, Inc., we thank you for your participation and continued support.

Sincerely,

Stephen M. Graham
Chairman of the Board

SUPPLEMENTAL INFORMATION REGARDING PROPOSAL NO. 2: APPROVAL OF WAFD, INC. 2025 STOCK PLAN

Background Regarding Share Reserve Reduction

As described in Proposal No. 2 of the definitive proxy statement for the 2025 Annual Meeting of Shareholders of WaFd, Inc. (“WaFd” or the “Company”) as filed with the Securities and Exchange Commission on December 23, 2024, we are requesting that our shareholders approve the WaFd, Inc. 2025 Stock Plan (“2025 plan”). The purpose of the 2025 plan is to advance the interests of WaFd and our shareholders by enabling us to attract and retain qualified individuals who perform services for us, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in shareholder value, and provide opportunities for equity participation that align the interests of recipients with those of our shareholders. The Company’s 2020 Incentive Stock Plan (“2020 plan”) expired on January 22, 2025. If our shareholders do not approve the 2025 plan, WaFd will not have an effective incentive stock plan in place and we may need to utilize cash awards or other forms of incentive compensation that are less friendly to our shareholders in order to attract and retain employees, thereby reducing liquidity for growth opportunities.

After furnishing the proxy statement to our shareholders, we were informed that Institutional Shareholder Services (“ISS”) issued an unfavorable recommendation regarding Proposal No. 2, despite a recommendation by Glass Lewis & Co. Inc. supporting the approval of the 2025 plan. It is our understanding that ISS issued its recommendation primarily because ISS found the cost of the 2025 plan excessive. We recognize that equity awards dilute existing shareholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We believe our historic three-year burn rate is reasonable, and we are committed to effectively monitoring our equity compensation share reserve and burn rate to ensure that we maximize shareholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

In response to ISS’s adverse recommendation on Proposal No. 2 and to increase the likelihood that our shareholders will vote in favor of and approve the 2025 plan, we have reduced the number of shares of our common stock reserved for issuance under the 2025 plan by removing the provision in the 2025 plan that rolled-over into our 2025 Plan, the already approved but unissued shares under the Company’s 2020 plan, and shares underlying already issued but later forfeited or cancelled awards under our 2020 plan. While we firmly believe this formulation was reasonable, and not excessively dilutive to our shareholders, we have elected to instead fix the maximum number of shares of our common stock to be authorized for issuance under the 2025 plan to 3,250,000 shares. The overall share reserve reduction reduces the potential dilutive impact of the 2025 plan and the overall cost of the plan but should still provide us with enough authorized shares for the next 5 years.

In addition to the cost of the 2025 plan, ISS also criticized the Compensation Committee’s ability to accelerate vesting of awards beyond cases involving death or disability and the lack of a minimum one year vesting period for awards granted to employees for up to 10% of the shares authorized under the 2025 plan. Both of these features were present in the 2020 plan. Although the Compensation Committee rarely elected to accelerate vesting for an award absent the death or disability of an award recipient and historically, the majority of awards granted under the 2020 plan were subject to a vesting period of greater than one year, we have removed any reference to the Compensation Committee’s discretion to accelerate vesting of an award outside of a case of death or disability of an award recipient. We have also clarified the 2025 plan to require all awards to employees be subject to a minimum vesting period of at least one year for performance based awards, and at least three years for time based vesting restrictions, provided that pro rata vesting for time based awards is allowed.
REASONS WHY YOU SHOULD VOTE IN FAVOR OF THE 2025 PLAN

The Board of Directors recommends a vote “FOR” approval of the 2025 plan, as revised as described herein, because it believes the proposed 2025 plan is in the best interests of WaFd and our shareholders for the following reasons:

•Attracts and retains talent. Talented, motivated, and effective employees, non-employee directors and consultants are essential to executing our business strategies. Stock-based compensation has been an important component of total compensation for our executive officers and key employees for many years because such compensation enables us to effectively recruit and retain qualified individuals while encouraging them to think and act like owners of WaFd. If our shareholders approve the 2025 plan, we believe we will maintain our ability to offer competitive compensation packages to both attract new talent and retain our best performers.

•Consistent with our pay-for-performance compensation philosophy to increase shareholder value. We believe that stock-based compensation, by its very nature, is performance-based compensation. Over time, the most significant component of total compensation for our executives is incentive compensation in the form of both stock-based and cash-based incentives that are tied to the achievement of business results. We use incentive compensation both to reinforce desired business results for our key employees and to motivate them to achieve those results.

•Aligns director, employee and shareholder interests. We currently provide stock awards to our non-employee directors, executives, and certain key employees. We believe our stock-based compensation programs help align the interests of our non-employee directors and employees with those of our shareholders. We believe our long-term stock-based incentives help promote long-term retention of our employees and encourage significant ownership of our common stock. If the 2025 plan is approved, we will be able to maintain these important means of aligning the interests of our non-employee directors and employees with those of our shareholders.

•Protects shareholder interests and embraces sound equity-based compensation practices. As described in our Proxy Statement, the 2025 plan includes a number of features that are consistent with protecting the interests of our shareholders and sound corporate governance practices.

2025 PLAN REVISIONS

We have made the following specific revisions to the 2025 plan, subject to shareholder approval (stricken language deleted and bolded underlined language added):

3.07 Minimum Vesting Period for Certain Awards. Restricted Stock Awards, Restricted Stock Units, Performance Awards (to the extent payable in Shares), Option Awards and Other Stock-Based Awards granted to Employees shall have a vesting period of not less than (a) three (3) years from date of grant (provided that pro rata vesting over such period shall be permitted) if vesting is subject only to continued service with the Corporation or Subsidiary and (b) one (1) year from date of grant if vesting is subject to the achievement of one or more performance objectives. ~~The restrictions set forth in the preceding sentence shall not apply to Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards (to the extent payable in Shares), and Other Stock-Based Awards granted to Employees covering up to 10% of the number of Shares available for the grant of Awards under Article V of the Plan on the Effective Date.~~

5.01 Award Shares. The aggregate number of Shares available for issuance under this Plan will be, subject to adjustment as provided under Article X, 3,250,000 shares of Common Stock ~~the sum of:~~
a.~~3,500,000 shares of Common Stock; plus~~
b.~~the number of shares of Common Stock remaining available for issuance under the Prior Plan but not subject to outstanding awards as of the Effective Date; plus~~
c.~~the number of additional shares of Common Stock subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are forfeited, cancelled, expire or otherwise terminate without the issuance of such shares of Common Stock after the Effective Date.~~

None of such Shares shall be the subject of more than one Award at any time.

5.02 Limits on Incentive Stock Options. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Article X of this Plan, the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be ~~3,500,000~~ 3,250,000 shares.

7.03 Vesting and Exercise of Options.
(a) General Rules. Options shall become vested and exercisable at the rate and to the extent specified in the Award Agreement. Notwithstanding the foregoing, no vesting shall occur on or after a Participant’s Service is terminated for any reason other than the Participant’s death or Disability, except to the extent provided in Section 7.03(b) or the applicable Award Agreement ~~or as otherwise determined by the Committee~~. In determining the number of Shares with respect to which Options are vested and/or exercisable, fractional Shares will be rounded down to the nearest whole number.
A copy of the WaFd, Inc. 2025 Stock Incentive Plan, as revised, is attached to this supplement as Appendix A.

PROXY SOLICITATION

WaFd, Inc. has engaged MacKenzie Partners, Inc. to solicit proxies and has agreed to pay a fee of $15,000, including out-of-pocket expenses, for its services to be rendered on behalf of WaFd, Inc. Should you have any questions or need any assistance in submitting your proxy to vote your shares, please call MacKenzie Partners toll free at 1-800-322-2885.

APPROVAL REQUIREMENTS

Each share of common stock is entitled to one vote on Proposal 2 and will be given the option to vote “FOR” or “AGAINST” the proposal or to “ABSTAIN.” Unless otherwise directed, it is the intention of the proxy holders named in the proxy to vote the proxies received by them “FOR” this proposal.

Brokers do not have discretionary authority to vote on Proposal 2. If a broker holding shares for a beneficial owner does not receive instructions from the beneficial owner on how to vote on this proposal, the broker will submit a non-vote.
Proposal 2 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. Abstentions from voting and broker non-votes will have no impact on the outcome of this proposal.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY SHAREHOLDERS "FOR" PROPOSAL 2 - APPROVAL OF THE WAFD INC. 2025 STOCK INCENTIVE PLAN.

Information about the Company’s 2025 annual meeting of stockholders, scheduled for February 11, 2025, is set forth in the Proxy Statement, which is supplemented to reflect the information set forth above. The Proxy Statement, together with this Supplement, have been filed with the Securities and Exchange Commission and are also available for viewing at the website maintained for the annual meeting at www.proxyvote.com. The Company will furnish a copy of the Supplement to any stockholder by mail upon written or verbal request to the Company. Such written requests should be directed to Kelli J. Holz, Executive Vice President and Chief Financial Officer, WaFd, Inc., 425 Pike Street, Seattle, Washington 98101, or by telephone at 206-624-7930.

Stockholders who have already submitted proxies for this meeting may revoke them, or if they wish to change their vote they may do so by filling out the electronic proxy card at www.proxyvote.com, calling the toll-free number for telephone voting that can be found on your proxy card (800-690-6903), or by attending the annual meeting at www.virtualshareholdermeeting.com/WAFD2025. To be valid, your vote by Internet, telephone or mail must be received by 11:59 p.m., Eastern Time, on February 10, 2025. Detailed information regarding voting procedures can be found in the Proxy Statement.

APPENDIX A

WAFD, INC.

2025 STOCK INCENTIVE PLAN

(AS PROPOSED TO BE EFFECTIVE ON FEBRUARY 11, 2025)

ARTICLE I

PURPOSE OF THE PLAN

The purpose of the WaFd, Inc. 2025 Stock Incentive Plan (the "Plan") is to improve the growth and profitability of WaFd, Inc. (the "Corporation") and its Subsidiaries by attracting and retaining qualified Eligible Persons, providing them with the opportunity to acquire a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiaries, and rewarding them for outstanding performance and the attainment of targeted goals.

The Plan was approved by our Board of Directors on November 12, 2024 and shall become effective upon approval by the shareholders of the Corporation on February 11, 2025. The Plan will replace the Washington Federal, Inc. 2020 Incentive Plan (the "Prior Plan"); provided, however, that awards outstanding under the Prior Plan as of the Effective Date will remain outstanding in accordance with their terms and the terms and conditions of the Prior Plan.

ARTICLE II

DEFINITIONS

2.01 "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where "control" will have the meaning given such term under Rule 405 of the Securities Act.

2.02 "Award" means a grant of an Option, Restricted Stock Award, Restricted Stock Unit, a Performance Award, or an Other Stock-Based Award granted pursuant to the terms of this Plan.

2.03 "Award Agreement" means the agreement or other document (including Board or Committee resolution) evidencing the grant of an Award hereunder that shall be in such form as the Committee may specify. The Committee in its discretion may, but need not, require a Participant to sign an Award Agreement.

2.04 "Board" means the Board of Directors of the Corporation.

2.05 "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock to pay all or a portion of the exercise price of the Option or any related withholding tax obligations and remit such sums to the Corporation and directs the Corporation to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or its nominee.

APPENDIX A

2.06 "Cause" has the meaning set forth in Section 3.03 of the Plan.

2.07 "Change in Control" has the meaning set forth in Section 7.03(c) of the Plan.

2.08 "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, together with any rules and regulations promulgated thereunder or with respect thereto.

2.09 "Committee" means the Compensation Committee of the Board of Directors appointed by the Board pursuant to Article III hereof, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and an "independent director" within the meaning of the rules of the NASDAQ stock market (or other applicable exchange or market on which the Common Stock may be traded or quoted). Notwithstanding the foregoing, "Committee" means the Board for purposes of granting Awards to members of the Board who are not Employees and administering the Plan with respect to those Awards, unless the Board determines otherwise.

2.10 "Common Stock" means shares of the common stock, par value $1.00 per share, of the Corporation.

2.11 "Disability" means, except to the extent otherwise provided in an Award Agreement, any physical or mental impairment which qualifies a Participant for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary or Affiliate then covering the Participant, or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.12 "Effective Date" means the date the Plan is approved by the Corporation's shareholders.

2.13 "Eligible Person" means any person who is (a) an Employee, (b) a member of the Board or the board of directors of a Subsidiary or Affiliate, or (c) a consultant, or independent contractor to the Corporation or a Subsidiary or Affiliate.

2.14 "Employee" means any person who is employed by the Corporation or one of its Subsidiaries or Affiliates (as determined by the Committee in its discretion).

2.15 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules and regulations promulgated thereunder or with respect thereto.

2.16 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price on the date in question of a share of Common Stock on the NASDAQ stock market or other principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade), or, if the common stock is not listed on any such exchange, but is reported on the OTC

APPENDIX A

Bulletin Board, OTC Markets or other comparable quotation service, the closing sale price with respect to a share of such stock on the date in question on the automated dealer quotation system.

2.17 "Fundamental Transaction" has the meaning set forth in Section 7.03(c) of the Plan.

2.18 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be (and specifically designates as) an incentive stock option within the meaning of Section 422 of the Code.

2.19 "Merger Event" has the meaning set forth in Section 10.03.

2.20 "Nonqualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

2.21 "Option" means a right granted under Article VII of the Plan to purchase Common Stock.

2.22 "Other Stock-Based Award" means an Award, denominated in Shares, not otherwise described by the terms of the Plan, granted pursuant to Section 9.02 of the Plan.

2.23 "Participant" means any Eligible Person who is selected from time-to-time to receive an Award under the Plan.

2.24 "Performance Award" means a performance award granted pursuant to Section 9.01 of the Plan.

2.25 "Performance Goals" means performance goals that the Committee establishes, which may be based on performance criteria established by the Committee and set forth in the applicable Award, including (but not limited to) satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share, economic value added, expenses, improvement of financial ratings, internal rate of return, market share, net asset value, net income, net operating gross margin, net operating profit after taxes, net sales growth, operating income, operating margin, pro forma income, regulatory compliance, return measures (including return on assets, designated assets, capital, capital employed, equity, or stockholder equity, and return versus the Corporation's cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Subsidiary, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Corporation, one or more Subsidiaries or Affiliates, or the Corporation and one or more Subsidiaries or Affiliates, and may cover such period as the Committee may specify.

APPENDIX A

2.26 "Previously Acquired Shares" means shares of Common Stock that are already owned by the Participant or, with respect to any Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Award.

2.27 "Restricted Stock Award" means an award of Common Stock granted to an Eligible Person pursuant to Article VIII of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Article VIII.

2.28 "Restricted Stock Unit" means an award denominated in shares of Common Stock granted to an Eligible Person pursuant to Article VIII of this Plan.

2.29 "Restriction Period" has the meaning set forth in Section 8.01(d).

2.30 "Section 422 Employee" means an Employee who is employed by the Corporation or a "parent corporation" or "subsidiary corporation" (each as defined in Sections 424(e) and (f) of the Code) with respect to the Corporation, including a "parent corporation" or "subsidiary corporation" that becomes such after adoption of the Plan.

2.31 "Service" means, if the Participant is (a) an Employee (as determined by the Committee in its discretion), the Participant's service as an Employee of the Corporation and/or any of its Subsidiaries or Affiliates, (b) a member of the Board or the board of directors of an Subsidiary or Affiliate but not an Employee (as determined by the Committee in its discretion), the Participant's service as a member of the Board or such board of directors, or (c) a consultant or independent contractor to Corporation or any of its Subsidiaries or Affiliates (as determined by the Committee in its discretion) and is not described in the preceding clause (b), the Participant's service as a consultant or independent contractor to the Corporation and/or any of its Subsidiaries or Affiliates. Except as otherwise provided in an Award Agreement and Section 409A of the Code, a Participant's Service shall not be treated as having terminated if the capacity in which the Participant provides Service, as described in the preceding sentence, changes, provided that the Participant's Service is continuous notwithstanding such change.

2.32 "Share" means a share of Common Stock.

2.33 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, an interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.34 "Tax Date" means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Award.

2.35 "Ten-Percent Shareholder" means a Section 422 Employee who (applying the rule of Section 424(d) of the Code) owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or a "parent corporation" or "subsidiary corporation" (each as defined in Sections 424(e) and (f) of the Code) with respect to the Corporation.

2.36 "Voting Power" has the meaning set forth in Section 7.03(c) of the Plan.

APPENDIX A

ARTICLE III

ADMINISTRATION OF THE PLAN

3.01 Duties and Authority of the Committee. The Plan and Awards shall be administered and interpreted by the Committee as appointed from time to time by the Board pursuant to Section 3.02 of the Plan. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. Each interpretation, construction and other action taken or made by the Committee pursuant to the provisions of the Plan or of any Award granted under it shall be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under it. The Committee shall act by majority vote or unanimous written consent of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be the chairperson, and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per fiscal year. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe. In addition, the Board may delegate authority under the Plan to one or more senior executive officers of the Corporation to grant Awards to Eligible Persons pursuant to such conditions or limitations as the Committee may establish; provided, however, that no officer shall be authorized to grant Awards to any "executive officer" of the Corporation (as defined by Rule 3b-7 under the Exchange Act) or to any "officer" of the Corporation (as defined by Rule 16a-l(f) under the Exchange Act).

3.02 Role of the Board. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee.

3.03 Revocation for Misconduct. The Board may by resolution immediately revoke, rescind and terminate any Award or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to a Participant if the Corporation finds "Cause" to do so, which, for purposes hereof, shall mean (a) "Cause" as defined in any employment, consulting, severance or similar agreement between the Participant and the Corporation or one of its Subsidiaries or Affiliates, or if there is no such agreement or Cause is not defined therein, (b) a finding or a termination for a personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law; rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.

3.04 Indemnification. Subject to any limitations and requirements of Washington law, if a member of the Board or the Committee, or an Officer or Employee of the Corporation to which authorization was delegated in accordance with Section 3.01 of this Plan, is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Corporation

APPENDIX A

shall indemnify such person from and against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if the member acted in good faith and in a manner the member reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had not reasonable cause to believe the conduct was unlawful. Nothing herein is intended to limit the rights of indemnification the Board, Committee members, Officers or Employees may have pursuant to the Corporation's by-laws or Articles of Incorporation.

3.05 Compliance with Law and Regulations. The Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Award may be exercised and no Shares shall be issued pursuant to the terms of an Award if the exercise or issuance of such Shares would be contrary to applicable laws and regulations.

3.06 Restriction on Transfer. The Corporation may place a legend upon any certificate representing Shares purchased or received pursuant to an Award granted hereunder noting that the transfer of such Shares may be restricted by applicable laws and regulations.

ARTICLE IV

ELIGIBILITY

Awards may be granted only to Eligible Persons. The designation of a person as an Eligible Person shall be left to the discretion of the Committee. Incentive Stock Options may be granted only to Eligible Persons who are Employees.

ARTICLE V

COMMON STOCK COVERED BY THE PLAN

APPENDIX A

5.03 Annual Limit. Subject to adjustment as provided in Article X, the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan (whether settled in Shares or the cash equivalent thereof) during any calendar year is 250,000.

5.04 Accounting for Awards. Shares that are issued under this Plan or that are subject to outstanding Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that the full number of shares of Common Stock subject to a stock-settled Other Stock-Based Award will be counted against the shares of Common Stock authorized for issuance under this Plan, regardless of the number of shares actually issued upon settlement of such Other Stock Stock-Based Award. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the "net exercise" of an outstanding Option pursuant to Section 7.07 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Shares of Common Stock subject to Awards settled in cash will again be available for issuance pursuant to Awards granted under the Plan. Any shares of Common Stock repurchased by the Corporation on the open market using the proceeds from the exercise of an Award will not increase the number of shares of Common Stock available for future grant of Awards. Any shares of Common Stock related to Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, will be available again for grant under this Plan. To the extent permitted by Applicable Law, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of Merger Event pursuant to Section 10.03 of this Plan or otherwise will not be counted against shares of Common Stock available for issuance pursuant to this Plan.

5.05 Source of Shares. The Shares issued under the Plan may be authorized but unissued shares or treasury shares.

ARTICLE VI

DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

The Committee shall, in its discretion, but subject to the terms of the Plan, determine from time to time which Eligible Persons will be granted Awards under the Plan and the terms (which need not be identical) of all Awards, including without limitation, time or time at which Awards are granted, the number of Shares subject to each Award, which each Option will be an Incentive Stock Option or a Nonqualified Option, the exercise price of such Option, any Performance Goals applicable to Awards, any provisions relating to vesting, and the periods during which Options may be exercised and Restricted Stock Awards and Restricted Stock Units shall be subject to restrictions. In making all such determinations there shall be taken into account the

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duties, responsibilities and performance of each respective Eligible Person, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation, and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.

The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award in any manner, including the authority to modify the number of shares or other terms and conditions of an Award, extend the term of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, accept the surrender of any outstanding Award or, to the extent not previously exercised or vested, authorize the grant of new Awards in substitution for surrendered Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that (i) such amendment or modification is permissible pursuant to Section 10.5 of the Plan, (ii) the amended or modified terms are permitted by the Plan as then in effect and (iii) any Eligible Person adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Award, however, whether pursuant to this Article VI or any other provisions of the Plan, will be deemed to be a re-grant of such Award for purposes of the Plan.

ARTICLE VII

OPTIONS

7.01 Option Award Agreement. Each Option shall be evidenced by an Award Agreement which shall set forth the total number of Shares to which the Option pertains, the exercise price, whether it is a Nonqualified Option or an Incentive Stock Option, the conditions upon which the Option will become vested and exercisable, the maximum duration of the Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of the Plan.

7.02 Option Exercise Price. The per share price at which the subject Common Stock may be purchased upon exercise of an Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Option is granted, except as provided in section 7.09(a) below.

7.03 Vesting and Exercise of Options.

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(b) Accelerated Vesting Upon Death or Disability. Unless specifically stated otherwise in an Award Agreement, all options held by a Participant shall become vested and exercisable in full on the date the Participant's Service terminates because of his or her death or Disability.

(c) Accelerated Vesting for Changes in Control. Notwithstanding the general rule described in Section 7.03(a), upon the occurrence of a Change in Control all then outstanding Options held by Participants who have not previously incurred a termination of Service shall become immediately vested and exercisable. Unless otherwise provided in an Award Agreement or in an individual employment or change of control agreement between the Participant and the Corporation or one of its Subsidiaries or Affiliates, a "Change in Control" will mean the occurrence of any of the following: A "Change in Control" shall mean the occurrence of any of the following: (i) any "person" (within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof), other than the Corporation and employee benefit plans of the Corporation and its Subsidiaries and Affiliates, is or becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities ("Voting Power"), (ii) the Corporation consummates a merger, consolidation, share exchange, division or other reorganization or transaction of the Corporation (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction that results in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined Voting Power immediately after such Fundamental Transaction of (A) the Corporation's outstanding securities, (B) the surviving entity's outstanding securities, or (C) in the case of a division, the outstanding securities of each entity resulting from the division; or (iii) a majority of members of the Corporation's Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation's Board before the date of the appointment or election.

7.04 Duration of Options.

(a) General Rule. Except as provided in Sections 7.04(b) and 7.09, each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant (or such shorter period as may be specified in the Award Agreement), or (ii) three (3) months after termination of the Participant's Service, unless the Committee in its discretion decides to extend such period of exercise upon termination of Service from three (3) months to a period not exceeding five (5) years. In no event, however, shall any Option be exercisable beyond the date that is the earlier of (i) ten (10) years from the date it was granted or (ii) the original term of the Option.

(b) Exceptions for Terminations Due to Death or Disability. If a Participant's Service is terminated as a result of the Participant's death or Disability and the Participant has not fully exercised his or her Options, the Participant or the executors, administrators, legatees or distributees of the Participant's estate shall have the right, during the twelve-month period (or such other period as may be specified in the applicable Award Agreement) following the earlier of the date of the Participant's death or Disability, to exercise such Options to the extent vested

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on the date of such death or Disability. In no event, however, shall any option be exercisable beyond the date that is the original term of the Option.

7.05 Nonassignability. Options shall not be transferable by a Participant except by will or the laws of descent or distribution, and during a Participant's lifetime shall be exercisable only by such Participant.

7.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Award Agreement provided for in Section 7.01 above.

7.07 Payment of Shares. Payment in full of the purchase price for Shares purchased pursuant to the exercise of any option shall be made to the Corporation upon exercise of the Option. All Shares sold under the Plan shall be fully paid and nonassessable.

(a) The Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow payment for the Shares to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares; (iii) a "net exercise" of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an "executive officer" of the Corporation within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Corporation or a loan arranged by the Corporation in violation of Section 13(k) of the Exchange Act.

(b) In the case of a "net exercise" of an Option, the Corporation will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the "net exercise," (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Article XIII of this Plan.

(c) For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

7.08 Voting and Dividend Rights. No Participant shall have any voting or dividend rights or other rights of a shareholder in respect of any Shares covered by an Option prior to the time that the Participant's name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

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7.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 7.01-7.08 above, to those contained in this Section 7.09.

(a) Limitation of Ten Percent Shareholders. The price at which Shares may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted is a Ten-Percent Shareholder, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 7.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(b) Notice of Disposition. A Participant shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any Shares acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.

ARTICLE VIII

RESTRICTED STOCK AWARDS, RESTRICTED STOCK UNITS

8.01 Restricted Stock Awards and Restricted Stock Units.

(a) Terms and Conditions. Grants of Restricted Stock Awards and Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8.01 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement, including terms that condition the vesting of Restricted Stock Awards or Restricted Stock Units on the achievement of one or more Performance Goals. Restricted Stock Awards and Restricted Stock Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of shares of restricted Common Stock, or the number of Restricted Stock Units granted to a Participant, and the Committee may provide or impose different terms and conditions on any particular grant made to any Participant.

(b) Grant. A grant of a Restricted Stock Award is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (1) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (2) the requirement that the Participant deposit such shares with the Corporation while such shares are subject to such restrictions, and (3) the requirement that such shares or a portion thereof be forfeited upon termination of Service for specified reasons within a specified period of time or for other reasons (including without limitation, the failure to achieve designated Performance Goals). Restricted Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units.

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Restricted Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Award Agreement.

(c) Award Agreement. Each Restricted Stock Award or grant of Restricted Stock Unit shall be evidenced by an Award Agreement in a form specified by the Committee and setting forth the restrictions, terms, and conditions of the Award.

(a) Conditions and Restrictions. Subject to the terms and conditions of this Plan, the Committee will impose such conditions or restrictions on a Restricted Stock Award or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including a requirement that Participants pay a stipulated purchase price for each share of Common Stock underlying a Restricted Stock Award or Restricted Stock Unit, restrictions based upon the achievement of specific Performance Goals, time-based restrictions on vesting following the attainment of the Performance Goals, time-based restrictions, restrictions under applicable law or holding requirements or sale restrictions placed on the shares of Common Stock by the Corporation upon vesting of such Restricted Stock Award or Restricted Stock Units.

(d) Enforcement of Restrictions. To enforce the restrictions referred to in this Article VIII, the Committee may place a legend on the stock certificates or book-entry notations representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Corporation or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Corporation's transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Corporation may establish with its registrar and transfer agent or any third-party administrator designated by the Corporation to hold Restricted Stock Awards on behalf of Participants.

(b) Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions established by the Committee in respect of a Restricted Stock Award (including satisfaction of any applicable tax withholding obligations), shares of Common Stock underlying a Restricted Stock Award will become freely transferable by the Participant. Upon the vesting of a Restricted Stock Unit, the Restricted Stock Unit will be settled, subject to the terms and conditions of the applicable Award Agreement, (a) in cash, based upon the Fair Market Value of the vested underlying shares of Common Stock, (b) in shares of Common Stock or (c) a combination thereof, as provided in the Award Agreement, except to the extent that a Participant has properly elected to defer income that may be attributable to a Restricted Stock Unit under a deferred compensation plan or arrangement approved by the Corporation.

(e) Shareholder Rights and Dividends. A Participant shall have, with respect to the shares of Common Stock underlying a Restricted Stock Award, all of the rights of a shareholder of such stock, except such rights as are limited or restricted under the Plan or in the relevant Award Agreement. Any stock dividends paid in respect of shares underlying unvested Restricted Stock Awards shall be treated as additional restricted shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested shares underlying the Restricted Stock Award in respect of which such stock dividends are issued. A Participant

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receiving Restricted Stock Units will not be, nor have any of the rights or privileges of, a shareholder of the Company, including the right to vote the underlying Shares and receive dividends and other distributions paid with respect to the underlying Shares, with respect to any Restricted Stock Units, unless (and in such case, until) such Restricted Stock Units are settled in shares of Common Stock.

(f) Accelerated Vesting for Change in Control. Unless otherwise provided in the applicable Award Agreement, all restrictions, terms and conditions applicable to all shares underlying Restricted Stock Awards then outstanding shall be deemed lapsed and satisfied as of the date of a Change in Control.

ARTICLE IX

OTHER AWARDS

9.01 Performance Awards. Each Performance Award granted under the Plan shall be evidenced by an Award Agreement that (a) provides for the payment of cash or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify. If the terms of a Performance Award provide for payment in the form of Shares, for purposes of Section 5.03, the Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a calendar year shall not exceed $2,000,000.

9.02 Other Stock-Based Awards. The Committee may in its discretion grant, stock-based awards (including awards based on dividends) of a type other than those otherwise provided for in the Plan, including the offer for sale or issuance of unrestricted Shares. Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

9.03 Dividends and Dividend Equivalents. The terms of an Award other than an Option may provide a Participant with the right, subject to such terms and conditions as the Committee may specify in the Award Agreement, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments (a) may be either made currently or credited to an account established for the Participant, (b) may be made contingent upon the achievement of one or more Performance Goals, and (c) may be settled in cash or Shares, as determined by the Committee; provided, however, that in no event shall any dividends or dividend equivalents be paid out with respect to any unvested Performance Awards.

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ARTICLE X

CHANGES IN CAPITALIZATION AND OTHER MATTERS

10.01 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize (a) any adjustment, recapitalization, reorganization or other changes in the Corporation's or any Subsidiary's or Affiliate's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Corporation or any Subsidiary or Affiliate, (c) any issue of bonds, debentures, preferred capital or prior preference stocks ahead of or affecting the Corporation's or any Subsidiary's or Affiliate's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary or Affiliate, (e) any sale or transfer of all or any part of the Corporation's or any Subsidiary's or Affiliate's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary or Affiliate. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Corporation, or any Subsidiary, Affiliate or any Employees, officers, shareholders or agents of the Corporation or any Subsidiary or Affiliate, as a result of any such action.

10.02 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change in Control, exchange of Common Stock or other securities of the Corporation, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board to be necessary in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board shall make an equitable adjustment to any or all of (i) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award. The determination of the Committee as to the foregoing adjustments and/or substitutions, if any, will be final, conclusive and binding on Participants under this Plan.

10.03 Mergers. If the Corporation enters into or is involved in any merger, reorganization, Change in Control or other business combination with any person or entity (a "Merger Event"), the Board may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate, including, but not limited to, replacing an Award with a substitute award in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any Award as of the date of the consummation of the Merger Event. Upon receipt by an affected Participant of any such substitute award (or payment) as a result of any such Merger Event, such Participant's affected Awards for which such substitute awards were received shall

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be thereupon cancelled without the need for obtaining the consent of any such affected Participant. Notwithstanding anything to the contrary in the Plan, if any Merger Event or Change in Control occurs, the Corporation shall have the right, but not the obligation, to cancel all or a portion of each Participant's Awards and to pay to each affected Participant in connection with the cancellation of each such Award, an amount equal to the fair value of the Award. The fair value of an Option shall be deemed to be the excess, if any, of the Fair Market Value of the Shares covered by the Option over the aggregate exercise price of the Option (it being understood that, in such event, if an Option has a per share exercise price that is equal to, or in excess of, the Fair Market Value of a Share, the Option will be cancelled and terminated without the payment or consideration therefor).

10.04 Fractional Shares. No fractional shares or securities shall be issued pursuant to any adjustment made pursuant to this Article X, and any fractional shares or securities resulting from any such adjustment shall be eliminated by rounding downward to the nearest whole share or security. All determinations required to be made under this Article X shall be made by the Committee in its discretion and shall be final and binding.

10.05 Deferred Compensation; Compliance with Section 409A. It is intended that all Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a "disability" as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a "change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation" as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Award on account of a Participant's Separation from Service at such time as the Participant is a "specified employee" within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant's Separation from Service or (ii) the Participant's death, and (e) no amendment to or payment under such Award will be made except and only to the extent permitted under Code Section 409A. If any payment subject to Code Section 409A is contingent on the delivery of a release by the Participant and could occur in either of two calendar years, the payment will occur in the later year.

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ARTICLE XI

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate, amend or revise the Plan with respect to any Shares as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair an of the Participant's rights or obligations under such Award, and (b) subject to Article X, in no event may an Option be (i) modified to reduce the exercise price of the Option or (ii) cancelled or surrendered in consideration for cash, other Awards, or the grant of a new Option with a lower exercise price.

ARTICLE XII

SERVICE

Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall give any Eligible Person any right to be retained in the Service of the Corporation or any Affiliate.

ARTICLE XIII

WITHHOLDING

13.01 Payment of Withholding Taxes.

(a) General Rules. The Corporation is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Corporation or a Subsidiary), or make other arrangements for the collection of, all amounts the Corporation reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment related tax requirements attributable to an Award, including the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Corporation before taking any action, including issuing any shares of Common Stock, with respect to an Award. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant's applicable tax jurisdiction or such other rate that will not trigger a negative accounting impact on the Corporation.

(b) Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment related tax obligation described in Section 13.01(a) of

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this Plan by withholding shares of Common Stock underlying an Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant's withholding or employment-related tax obligation, shares of Common Stock withheld by the Corporation or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

ARTICLE XIV

TERM OF PLAN

14.01 Effective Date of the Plan. The Plan will become effective on the Effective Date, and Awards may be granted hereunder or after the Effective Date and prior to the termination of the Plan.

14.02 Term of Plan. Unless sooner terminated, the Plan shall remain in effect for a period of five (5) years, ending on the fifth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect in accordance with their applicable terms and conditions and the terms and conditions of this Plan until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV

MISCELLANEOUS

15.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Washington.

15.02 Pronouns. Whenever appropriate the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

15.03 Certificates. Notwithstanding anything to the contrary herein, to the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded.

15.04 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Corporation may: (a) deliver by email or other electronic means (including posting on a website maintained by the Corporation or by a third party under contract with the Corporation) all documents relating to this Plan or any Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Corporation is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

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15.05 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Corporation of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

15.06 No Representations or Warranties Regarding Tax Effect; No Obligation to Minimize or Notify Regarding Taxes. Notwithstanding any provision of this Plan to the contrary, the Corporation and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the "Tax Laws") of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws and have no duty or obligation to minimize the tax consequences of an Incentive Award to the holder of such Award. The Corporation will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Corporation will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.

15.07 Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Corporation or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Corporation or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Corporation or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Corporation or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

Approved by the WaFd, Inc. Board of Directors on November 12, 2024

Effective Date: February 11, 2025